UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: September 30
Date of reporting period: September 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Driehaus Mutual Funds
Trustees & Officers
Richard H. Driehaus
President
A.R. Umans
Chairman of the Board
Francis J. Harmon
Trustee
Daniel F. Zemanek
Trustee
Robert H. Gordon
Senior Vice President
Michelle L. Cahoon
Vice President & Treasurer
Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer
Diane J. Drake
Secretary
Jeannette L. Lewis
Assistant Secretary
William H. Wallace, III
Assistant Secretary
Investment Adviser
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Distributor
Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611
Administrator
UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233
Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233
Custodian
UMB Bank, n.a.
928 Grand Blvd.
Kansas City, MO 64106
Annual Report to Shareholders
September 30, 2009
Driehaus Active Income Fund
Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Fund and is not an offering to sell or buy any Fund securities. Such offering is only made by the Fund’s prospectus.

Driehaus Active Income Fund
Portfolio Manager’s Letter
Dear Shareholders,
          The Driehaus Active Income Fund (“Fund”) returned 19.66% for the fiscal year ending September 30, 2009 (defined as October 1, 2008 to September 30, 2009). This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index (which returned 0.39% for that same period).
          The markets are roughly one year removed from the near collapse of the global financial system. As a result of the crisis, the markets have endured the failure of over 100 banks, a heated argument about “systemic importance”, numerous stimulus programs and the invention of several 4 letter acronyms including TARP (Troubled Asset Relief Program), TALF (Term Asset-Backed Securities Loan Facility), and PPIP (Public-Private Investment Program). Deteriorating global growth prospects prompted aggressive monetary easing within both the G20 and emerging markets. Despite a rapid and sizeable expansion of the money base, inflation remained subdued throughout the year given the lower velocity of money (i.e., the rate at which money is exchanged from one transaction to another).
          Consequently, losses during October and November of 2008 were relatively contained and totaled -1.47% for the two month period. Given that the Fund was liquid and volatility was running at an acceptable level, we were able to deploy capital in securities that were being offered by forced sellers. Since the purchases were often made at steep discounts to our assessed “fair value” of the security, the Fund was well positioned to generate returns once markets began to normalize. As portions of the credit markets stabilized in December, the Fund began to generate positive returns. By the end of the first fiscal quarter (10/1/08 to 12/31/08), the Fund was up 0.80%; it ended calendar year 2008 up 0.40%. Although the return was modestly positive, the Fund’s performance during this period of market turmoil reflected the effective implementation of our strategies.
          Despite seeing new lows in equities during the first calendar quarter of 2009, credit markets continued to slowly heal during this time period. Investment grade new issuance flooded the market as money market inflows swamped high quality fixed income funds. Convertible arbitrage positions established during the peak of the credit crisis were strong contributors to returns as the Fund earned 3.04% from January to March.
          Since March, a massive credit rally has greatly benefitted both investment grade and high yield spread products. Investment grade spreads tightened from approximately 600 basis points over treasuries to 231 basis points. Likewise, high yield spreads contracted from approximately 1,700 basis points over treasuries to 800 basis points.
          From April 1, 2009 through September 30, 2009, we positioned the portfolio for a modestly improving credit environment and emphasized investments primed to benefit from government stimulus plans. As a result, the Fund took advantage of the historic rally in credit spreads and generated returns of 15.21% during the second half of the annual period. For these six months, the Fund also carried net exposure (long exposure minus short exposure) of roughly 50%.
          Looking forward, we expect the market environment to continue to benefit our investment approach, albeit most likely not to the levels that were achieved in this annual period when the Fund returned 19.66% with a realized volatility of 5.0%. The Fund looks to benefit from the healthy amount of spread in credit products, volatility across asset classes that remain above historical averages, and assets pursuing similar trading strategies that are down from historical levels.

          We have positioned the portfolio for a stagnant to slightly improving credit environment. In pursuit of attractive risk adjusted yields, we have stepped down into the capital structures of investment grade, financial and non-financial companies through subordinated debt, hybrid instruments and preferred securities. Many of these instruments offer a spread pickup of 300 — 500 basis points over senior unsecured debt. In many cases, we have hedged these positions through credit default swaps.
          We continue to be encouraged by the market’s appetite for risk but are cautious against the backdrop of elevated job losses, lower housing wealth, tight credit conditions, and the Federal Reserve’s exit strategy from a historic monetary stimulus program. While a positive tone has dominated most of the economic data this year, we expect a more mixed one will prevail over the next several quarters. This condition could persist for many quarters as the U.S. economy struggles to adjust to life without unlimited leverage. An economic recovery is far from assured and very fragile. Careful credit selection will continue to play a meaningful and critical role in the portfolio.
          We are pleased to announce the addition of Elizabeth Cassidy to our team. Ms. Cassidy joins us from Merrill Lynch, where she was a Vice President and spent five years on their distressed debt proprietary trading desk. She will be responsible for asset allocation, security selection and investment research relevant to the Fund. We expect her deep credit expertise will be invaluable in evaluating high yield and distressed investments for the Fund.
          We look forward to the new year and thank you for the support and trust you have placed in us throughout this momentous cycle in the financial markets.
Sincerely,
K.C. Nelson
Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Active Income Fund
Performance Overview (unaudited)
     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

			Since Inception
Average Annual Returns as of September 30, 2009	1 Year	3 Years	(11/8/2005 to 9/30/2009)

Driehaus Active Income Fund*	19.66%	6.78%	6.29%
Citigroup 3-Month T-Bill Index**	0.39%	2.63%	3.08%
Barclays Capital U.S. Aggregate Bond Index***	10.56%	6.41%	6.20%
You cannot invest directly in either of these indices.

*	The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

**	The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

***	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009

Shares, Principal
Amount, or
Number of
Contracts		Value
	ASSET-BACKED SECURITIES 3.64%

$792,448	321 Henderson Receivables I LLC[1,2] 0.44% , 9/15/41	$612,008
46,099	Arran Residential Mortgages Funding PLC[1,2] 0.28% , 9/20/36	45,980
874,805	Citigroup Mortgage Loan Trust, Inc.[2] 0.32% , 1/25/37	575,777
406,625	Citigroup Mortgage Loan Trust, Inc.[2] 0.33% , 1/25/37	376,788
122,986	Countrywide Asset-Backed Certificates[2] 0.49% , 4/25/34	92,927
23,320,885	Fannie Mae REMICS[2] 0.57% , 6/25/36	22,695,908
12,943,556	Freddie Mac REMICS[2] 0.44% , 1/15/35	12,569,888
769,515	JP Morgan Alternative Loan Trust[2] 0.31% , 3/25/37	623,283
244,534	Merrill Lynch Mortgage Investors, Inc.[2] 0.72% , 8/25/35	169,753

	TOTAL ASSET-BACKED SECURITIES (Cost $38,871,149)	37,762,312

	CORPORATE BONDS 39.48%

500,000	Allegheny Energy Supply Co. LLC [1] (Electric) 5.75% , 10/15/19	500,593
13,000,000	Allegheny Technologies, Inc. (Iron/Steel) 9.38% , 6/1/19	14,742,234
18,000,000	Altria Group, Inc. (Agriculture) 9.70% , 11/10/18	22,392,666
3,750,000	Altria Group, Inc. (Agriculture) 9.95% , 11/10/38	5,113,403
500,000	American Airlines, Inc. [1] (Airlines) 10.50% , 10/15/12	508,750
9,000,000	American Express Co. (Diversified Financial Services) 8.13% , 5/20/19	10,662,633
13,273,000	American Express Co. [2] (Diversified Financial Services) 6.80% , 9/1/66	11,481,145
7,000,000	Anadarko Petroleum Corp. (Oil & Gas) 8.70% , 3/15/19	8,383,655
5,000,000	Anheuser-Busch InBev Worldwide, Inc. [1] (Beverages) 7.75% , 1/15/19	5,926,420
5,000,000	ArcelorMittal[3] (Switzerland) (Iron/Steel) 5.38% , 6/1/13	5,116,050
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	CORPORATE BONDS (continued)
$800,000	AvalonBay Communities, Inc. (Real Estate Investment Trust) 6.10% , 3/15/20	$826,114
5,000,000	BAE Systems Holdings, Inc. [1] (Aerospace/Defense) 6.38% , 6/1/19	5,527,130
2,000,000	Berkshire Hathaway Finance Corp. (Insurance) 4.00% , 4/15/12	2,098,026
13,000,000	Best Buy Co., Inc. (Retail) 6.75% , 7/15/13	13,938,652
8,000,000	Caterpillar Financial Services Corp. (Diversified Financial Services) 6.13% , 2/17/14	8,778,984
4,500,000	Caterpillar Financial Services Corp. (Diversified Financial Services) 7.15% , 2/15/19	5,227,169
14,000,000	Caterpillar, Inc. (Machinery-Construction & Mining) 7.90% , 12/15/18	17,294,312
11,325,000	CVS Caremark Corp.[2] (Retail) 6.30% , 6/1/62	9,688,560
8,000,000	Dell, Inc. (Computers) 5.65% , 4/15/18	8,411,160
12,000,000	Eaton Corp. (Miscellaneous Manufacturing) 6.95% , 3/20/19	13,858,728
5,000,000	General Electric Capital Corp. (Diversified Financial Services) 4.80% , 5/1/13	5,194,675
3,500,000	General Electric Capital Corp. (Diversified Financial Services) 5.90% , 5/13/14	3,756,809
6,725,000	General Electric Capital Corp. (Diversified Financial Services) 5.63% , 5/1/18	6,703,991
7,500,000	General Electric Capital Corp. (Diversified Financial Services) 6.88% , 1/10/39	7,880,332
8,640,000	General Electric Capital Corp.[2] (Diversified Financial Services) 6.38% , 11/15/67	7,160,305
5,600,000	Goldman Sachs Capital I (Diversified Financial Services) 6.35% , 2/15/34	5,158,149
15,000,000	Goldman Sachs Group, Inc. (Banks) 6.00% , 5/1/14	16,329,420
7,000,000	Goodrich Corp. (Aerospace/Defense) 6.13% , 3/1/19	7,620,403
12,000,000	Home Depot, Inc. (Retail) 5.25% , 12/16/13	12,800,424
10,800,000	Jefferies Group, Inc. (Diversified Financial Services) 8.50% , 7/15/19	11,449,458
5,000,000	JPMorgan Chase & Co. (Banks) 4.65% , 6/1/14	5,220,375
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	CORPORATE BONDS (continued)
$11,860,000	MGM MIRAGE (Diversified Financial Services) 8.50% , 9/15/10	$11,830,350
16,000,000	Morgan Stanley (Banks) 7.30% , 5/13/19	17,635,216
4,250,000	Oneok, Inc. (Pipelines) 6.00% , 6/15/35	4,208,898
12,000,000	Philip Morris International, Inc. (Agriculture) 6.88% , 3/17/14	13,721,676
900,000	Prudential Financial, Inc.[2] (Insurance) 8.88% , 6/15/38	895,500
5,000,000	SLM Corp.[2] (Diversified Financial Services) 0.66% , 7/26/10	4,750,845
3,375,000	Starwood Hotels & Resorts Worldwide, Inc. (Lodging) 6.25% , 2/15/13	3,341,250
6,200,000	Sunoco, Inc. (Oil & Gas) 5.75% , 1/15/17	6,188,828
10,000,000	Telecom Italia Capital S.A.[3] (Italy) (Telecommunications) 7.18% , 6/18/19	11,178,290
13,000,000	Tesoro Corp. (Oil & Gas) 6.63% , 11/1/15	12,090,000
3,824,000	Textron Financial Corp.[1,2] (Diversified Financial Services) 6.00% , 2/15/67	2,547,740
17,000,000	Travelers Cos., Inc.[2] (Insurance) 6.25% , 3/15/37	14,968,211
7,500,000	Valero Energy Corp. (Oil & Gas) 6.63% , 6/15/37	6,717,862
9,000,000	Valero Energy Corp. (Oil & Gas) 10.50% , 3/15/39	11,526,075
5,000,000	Verizon New England, Inc. (Telecommunications) 6.50% , 9/15/11	5,378,675
5,000,000	Weatherford International Ltd.[3] (Switzerland) (Oil & Gas Services) 5.15% , 3/15/13	5,256,100
16,350,000	Wells Fargo Capital XV2 (Banks) 9.75% , 12/31/49	17,085,750

	TOTAL CORPORATE BONDS (Cost $364,632,182)	409,071,991

	CONVERTIBLE CORPORATE BONDS 19.88%

19,170,000	Amylin Pharmaceuticals, Inc. (Biotechnology) 2.50% , 4/15/11	17,780,175
14,000,000	Boston Properties LP1 (Real Estate Investment Trust) 3.63% , 2/15/14	13,632,500
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	CONVERTIBLE CORPORATE BONDS (continued)
$1,000,000	Cephalon, Inc. (Pharmaceuticals) 2.50% , 5/1/14	$1,056,250
4,350,000	Conseco, Inc.[2] (Insurance) 3.50% , 9/30/35	4,023,750
5,000,000	Gaylord Entertainment Co.[1] (Lodging) 3.75% , 10/1/14	5,050,000
750,000	Hertz Global Holdings, Inc. (Commercial Services) 5.25% , 6/1/14	1,134,375
10,000,000	International Game Technology[1] (Entertainment) 3.25% , 5/1/14	13,162,500
9,000,000	iStar Financial, Inc.[2] (Real Estate Investment Trust) 1.10% , 10/1/12	4,545,000
17,100,000	King Pharmaceuticals, Inc. (Pharmaceuticals) 1.25% , 4/1/26	14,770,125
9,960,000	LDK Solar Co., Ltd.[3] (China) (Semiconductors) 4.75% , 4/15/13	7,158,750
15,382,000	Life Technologies Corp. (Biotechnology) 3.25% , 6/15/25	17,785,437
10,400,000	National City Corp. (Banks) 4.00% , 2/1/11	10,530,000
16,625,000	NII Holdings, Inc. (Telecommunications) 3.13% , 6/15/12	14,609,219
19,100,000	ON Semiconductor Corp. (Semiconductors) 2.63% , 12/15/26	20,628,000
15,000,000	RadioShack Corp.[1] (Retail) 2.50% , 8/1/13	15,281,250
1,500,000	Regis Corp. (Retail) 5.00% , 7/15/14	1,863,750
11,770,000	SanDisk Corp. (Computers) 1.00% , 5/15/13	9,210,025
2,150,000	School Specialty, Inc.[2] (Distribution/Wholesale) 3.75% , 8/1/23	2,107,000
6,935,000	SunPower Corp. (Electrical Components & Equipment) 1.25% , 2/15/27	6,120,138
8,930,000	SunPower Corp. (Electrical Components & Equipment) 0.75% , 8/1/27	8,528,150
4,988,000	Trex Co., Inc. (Building Materials) 6.00% , 7/1/12	5,287,280
4,600,000	Tyson Foods, Inc. (Food) 3.25% , 10/15/13	4,893,250
5,400,000	UAL Corp. (Airlines) 5.00% , 2/1/21	4,347,000
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	CONVERTIBLE CORPORATE BONDS (continued)
$4,700,000	YRC Worldwide, Inc. (Transportation) 5.00% , 8/8/23	$2,491,000

	TOTAL CONVERTIBLE CORPORATE BONDS (Cost $177,258,808)	205,994,924

	U.S. GOVERNMENT AND AGENCY SECURITIES 8.43%
20,000,000	Federal Home Loan Banks 1.38% , 5/16/11	20,196,760
1,643,552	Freddie Mac Non Gold Pool2^ 3.14% , 6/1/34	1,662,678
61,869,500	United States Treasury Inflation Indexed Bonds 3.50% , 1/15/11	64,479,650
1,000,000	United States Treasury Note^ 3.13% , 11/30/09	1,005,157

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $86,528,798)	87,344,245

	COMMON STOCK 1.65%

	AUTO PARTS & EQUIPMENT 0.65%
264,755	Johnson Controls, Inc.	6,767,138

	MINING 0.67%
100,978	Freeport-McMoRan Copper & Gold, Inc.	6,928,100

	REAL ESTATE INVESTMENT TRUSTS 0.33%
74,000	Digital Realty Trust, Inc.	3,382,540

	TOTAL COMMON STOCK (Cost $11,288,201)	17,077,778

	CONVERTIBLE PREFERRED STOCK 3.08%

159,916	Ford Motor Co. Capital Trust II (Auto Manufacturers)	4,816,670
241,250	Freeport-McMoRan Copper & Gold, Inc. (Mining)	24,848,750
2,500	Wells Fargo & Co. (Banks)	2,232,500

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $14,908,997)	31,897,920

	PREFERRED STOCKS 4.62%

21,500	Centaur Funding Corp.[1,3] (United Kingdom) (Telecommunications) 9.08% , 4/20/20	21,567,187
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments

September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	PREFERRED STOCKS (continued)
255	HJ Heinz Finance Co.[1] (Food) 8.00% , 7/15/13	$26,272,969

	TOTAL PREFERRED STOCKS (Cost $46,141,875)	47,840,156

	SHORT-TERM INVESTMENTS 20.85%
215,996,716	UMB Money Market Fiduciary 0.05%, 10/1/09	215,996,716

	TOTAL SHORT-TERM INVESTMENTS (Cost $215,996,716)	215,996,716

	PURCHASED CALL OPTION 0.00%
1,600	Citigroup, Inc., Exercise Price: $10.00,* Expiration Date: January, 2010	8,000

	TOTAL PURCHASED CALL OPTIONS (Cost $250,208)	8,000

	PURCHASED PUT OPTIONS 0.95%

2,718	Conseco, Inc., Exercise Price: $5.00,* Expiration Date: January, 2010	258,210
979	Conseco, Inc., Exercise Price: $2.50,* Expiration Date: January, 2010	14,685
27,985	LDK Solar Co. Ltd., Exercise Price: $2.50,* Expiration Date: January, 2011	1,819,025
1,175	S&P 500 Index 1000-1095, Exercise Price: $1,050.00,* Expiration Date: December, 2009	5,170,000
2,379	SanDisk Corp., Exercise Price: $2.50,* Expiration Date: January, 2010	—
3,334	Trina Solar Ltd., Exercise Price: $5.00,* Expiration Date: January, 2011	66,680
5,000	Trina Solar Ltd., Exercise Price: $2.50,* Expiration Date: January, 2011	—
18,983	UAL Corp., Exercise Price: $2.50,* Expiration Date: January, 2011	949,150
12,235	YRC Worldwide, Inc., Exercise Price: $2.50,* Expiration Date: January, 2011	1,529,375
1,285	YRC Worldwide, Inc., Exercise Price: $2.50,* Expiration Date: January, 2010	70,675

	TOTAL PURCHASED PUT OPTIONS (Cost $13,105,672)	9,877,800

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments

September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	TOTAL INVESTMENTS (Cost $968,982,606) 102.58%	1,062,871,842

	Liabilities less Other Assets (2.58)%	(26,689,701)

	NET ASSETS 100.00%	$1,036,182,141

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments

September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	SECURITIES SOLD SHORT (36.13)%

	COMMON STOCK (7.78)%

	AUTO PARTS & EQUIPMENT (0.65)%
(264,779)	Johnson Controls, Inc.	$(6,767,751)

	BIOTECHNOLOGY (0.53)%
(117,060)	Life Technologies Corp.*	(5,449,143)

	BUILDING MATERIALS (0.23)%
(128,360)	Trex Co., Inc.*	(2,336,152)

	COMMERCIAL SERVICES (0.08)%
(76,925)	Hertz Global Holdings, Inc.*	(833,098)

	ENTERTAINMENT (0.73)%
(350,300)	International Game Technology	(7,524,444)

	FOOD (0.18)%
(147,800)	Tyson Foods, Inc.	(1,866,714)

	LODGING (0.12)%
(61,400)	Gaylord Entertainment Co.*	(1,234,140)

	MINING (2.99)%
(452,330)	Freeport-McMoRan Copper & Gold, Inc.	(31,034,361)

	PHARMACEUTICALS (0.27)%
(10,150)	Cephalon, Inc.*	(591,136)
(203,490)	King Pharmaceuticals, Inc.*	(2,191,587)

		(2,782,723)

	REAL ESTATE INVESTMENT TRUSTS (0.30)%
(47,400)	Boston Properties, Inc.	(3,107,070)

	RETAIL (0.74)%
(398,000)	RadioShack Corp.	(6,594,860)
(72,750)	Regis Corp.	(1,127,625)

		(7,722,485)

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments

September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	COMMON STOCK (continued)

	SEMICONDUCTORS (0.96)%
(1,204,688)	ON Semiconductor Corp.*	$(9,938,676)

	TOTAL COMMON STOCK (Proceeds $58,824,227)	(80,596,757)

	U.S. GOVERNMENT AND AGENCY SECURITIES (25.74)%

$(156,239,000)	United States Treasury Note
	2.75% , 2/15/19	(149,147,312)
	United States Treasury Note/Bond
(58,300,000)	2.63%, 6/30/14	(59,356,746)
(10,000,000)	3.13%, 5/15/19	(9,842,970)
(31,062,500)	4.25%, 5/15/39	(32,144,842)
(15,000,000)	4.50%, 8/15/39	(16,176,570)

		(117,521,128)

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $260,082,085)	(266,668,440)

	WRITTEN CALL OPTION (0.02)%
(826)	SunPower Corp., Exercise Price: $55.00,* Expiration Date: January, 2011	(175,525)

	TOTAL WRITTEN CALL OPTIONS (Proceeds $235,834)	(175,525)

	WRITTEN PUT OPTION (0.31)%

(1,175)	S&P 500 Index 1000-1095, Exercise Price: $1,000.00,* Expiration Date: December, 2009	(3,231,250)

	TOTAL WRITTEN PUT OPTIONS (Proceeds $3,168,975)	(3,231,250)

	CORPORATE BONDS (1.74)%

$(9,500,000)	Boyd Gaming Corp. (Lodging)
	6.75% , 4/15/14	(8,550,000)
(9,125,000)	Fortune Brands, Inc. (Household Products/Wares)
	6.38% , 6/15/14	(9,490,566)

	TOTAL CORPORATE BONDS (Proceeds $16,297,812)	(18,040,566)

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments

September 30, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts		Value
	CONVERTIBLE CORPORATE BOND (0.54)%
(4,500,000)	Digital Realty Trust LP1 (Real Estate Investment Trust) 5.50% , 4/15/29	$(5,608,125)

	TOTAL CONVERTIBLE CORPORATE BONDS (Proceeds $4,427,253)	(5,608,125)

	TOTAL SECURITIES SOLD SHORT (Proceeds $343,036,186)	$(374,320,663)

*	Non-income producing security.

^	Collateral held in escrow to cover short sales and swaps.

[1]	144A restricted security.

[2]	Variable rate security.

[3]	Foreign security denominated in U.S. dollars. These securities represent 4.85% of net assets.

Percentages are stated as a percent of net assets.
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)
SWAP CONTRACTS
Interest Rate Swaps

						Premium	Unrealized
		Notional	Pay/Receive	Fixed	Expiration	Paid	Appreciation/
Counterparty	Floating Rate Index	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)
Citibank, N.A.	3 month LIBOR	$1,500,000	Pay	4.85%	12/1/2010	—	$(94,503)
Merrill Lynch	3 month LIBOR	8,000,000	Pay	5.58	6/8/2017	—	(1,465,429)

Total Interest Rate Swaps						—	$(1,559,932)

Credit Default Swaps

						Premium	Unrealized
		Notional	Pay/Receive(A)	Fixed	Expiration	Paid	Appreciation/	Credit
Counterparty	Reference Instrument	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)	Event	Rating(C)

Goldman Sachs	Boston Properties L.P.
	6.25%, 1/15/2013	$11,000,000	Pay	1.00%	9/20/2014	$848,323	$(506,972)	Bankruptcy/FTP	A

Goldman Sachs	Brunswick Corp.
	7.13%, 8/1/27	10,000,000	Pay	5.00	12/20/2014	40,542	(13,889)	Bankruptcy/FTP	B

Merrill Lynch	Centex Corp.							Restructuring/
	5.25%, 6/15/15	500,000	Pay	1.14	6/20/2012	—	(8,785)	Bankruptcy/FTP	BB

Goldman Sachs	Centex Corp.							Restructuring/
	5.25%, 6/15/15	5,000,000	Pay	4.21	3/20/2013	—	(616,999)	Bankruptcy/FTP	BB

Goldman Sachs	Continental Airlines, Inc.
	5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(400,000)	155,139	Bankruptcy/FTP	B

Goldman Sachs	Continental Airlines, Inc.
	5.00%, 6/15/23	500,000	Receive	4.93	6/20/2012	—	(96,659)	Bankruptcy/FTP	B

Goldman Sachs	Continental Airlines, Inc.
	5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(290,000)	45,139	Bankruptcy/FTP	B

Goldman Sachs	CVS Caremark Corp.
	4.78%, 9/15/14	10,000,000	Pay	1.00	9/20/2014	(286,840)	2,445	Bankruptcy/FTP	BBB

Goldman Sachs	Dow Jones CDX NA
	High Yield Series II Index	7,830,000	Pay	5.00	12/20/2013	2,158,144	(1,713,590)	Bankruptcy/FTP	CCC

Goldman Sachs	Dow Jones CDX NA
	Investment Grade Series 8 Index	2,440,000	Receive	0.35	6/20/2012	(35,263)	(23,816)	Bankruptcy/FTP	BBB

Goldman Sachs	H.J. Heinz Co.
	6.38%, 7/15/28	10,000,000	Pay	1.00	9/20/2014	(320,193)	(8,073)	Bankruptcy/FTP	BBB

Goldman Sachs	iStar Financial, Inc.							Restructuring/
	6.00%, 12/15/10	4,000,000	Pay	5.50	3/20/2013	—	1,188,889	Bankruptcy/FTP	B

Goldman Sachs	iStar Financial, Inc.							Restructuring/
	6.00%, 12/15/10	4,000,000	Pay	5.05	6/20/2013	—	1,250,639	Bankruptcy/FTP	B

Goldman Sachs	Limited Brands, Inc.							Restructuring/
	6.13%, 12/1/12	4,150,000	Pay	3.38	6/20/2013	—	(140,874)	Bankruptcy/FTP	BB

Goldman Sachs	Limited Brands, Inc.							Restructuring/
	6.13%, 12/1/12	4,700,000	Pay	2.55	6/20/2013	—	(26,887)	Bankruptcy/FTP	BB

Goldman Sachs	Liz Claiborne, Inc.
	5.00%, 7/8/13	15,000,000	Pay	5.00	9/20/2014	1,875,000	433,854	Bankruptcy/FTP	B

Goldman Sachs	Newell Rubbermaid, Inc.
	5.50%, 4/15/13	30,000,000	Pay	1.00	6/20/2014	620,488	(48,307)	Bankruptcy/FTP	BBB

Merrill Lynch	Oneok, Inc.							Restructuring/
	7.13%, 4/15/11	4,250,000	Pay	1.30	9/20/2013	—	(137,614)	Bankruptcy/FTP	BBB
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)
Credit Default Swaps (continued)

						Premium	Unrealized
		Notional	Pay/Receive(A)	Fixed	Expiration	Paid	Appreciation/	Credit
Counterparty	Reference Instrument	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)	Event	Rating(C)

Goldman Sachs	RadioShack Corp.							Restructuring/
	7.38%, 5/15/11	$9,000,000	Pay	2.27%	9/20/2013	—	$(457,878)	Bankruptcy/FTP	BB

Goldman Sachs	Standard Pacific Corp.
	7.00%, 8/15/15	4,000,000	Receive	6.70	9/20/2013	—	46,194	Bankruptcy/FTP	CCC

Goldman Sachs	Tyson Foods, Inc.							Restructuring/
	7.35%, 4/1/16	6,000,000	Pay	3.05	9/20/2013	—	(273,951)	Bankruptcy/FTP	BB

Goldman Sachs	Vornado Realty L.P.							Restructuring/
	4.75%, 12/1/10	5,500,000	Pay	1.50	6/20/2013	—	(16,978)	Bankruptcy/FTP	BBB

Total Credit Default Swaps						4,210,201	(968,973)

Total Swap Contracts						$4,210,201	$(2,528,905)

(A)	If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

(B)	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

(C)	Based on Standard & Poor’s corporation credit rating.

FTP	= Failure to Pay
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

Long Securities	Percent of Net Assets
Asset-Backed Securities		3.64%
Purchased Call Options		—
Common Stock		1.65
Auto Parts & Equipment	0.65
Mining	0.67
Real Estate Investment Trusts	0.33
Convertible Corporate Bonds		19.88
Airlines	0.42
Banks	1.02
Biotechnology	3.43
Building Materials	0.51
Commercial Services	0.11
Computers	0.89
Distribution/Wholesale	0.20
Electrical Components & Equipment	1.42
Entertainment	1.27
Food	0.47
Insurance	0.39
Lodging	0.49
Pharmaceuticals	1.53
Real Estate Investment Trust	1.75
Retail	1.65
Semiconductors	2.68
Telecommunications	1.41
Transportation	0.24
Convertible Preferred Stock		3.08
Auto Manufacturers	0.46
Mining	2.40
Banks	0.22
Corporate Bonds		39.48
Aerospace/Defense	1.27
Agriculture	3.98
Airlines	0.05
Banks	5.43
Beverages	0.57
Computers	0.81
Diversified Financial Services	8.76
Electric	0.05
Insurance	1.73
Iron/Steel	1.92
Lodging	1.46
Machinery-Construction & Mining	1.67

Driehaus Active Income Fund
Schedule of Investments
September 30, 2009 (continued)

	Percent of Net Assets
Corporate Bonds (continued)
Miscellaneous Manufacturing	1.34
Oil & Gas	4.33
Oil & Gas Services	0.51
Pipelines	0.41
Real Estate Investment Trust	0.08
Retail	3.51
Telecommunications	1.60
Short-Term Investments		20.85
Preferred Stock		4.62
Food	2.54
Telecommunications	2.08
Purchased Put Options		0.95
U.S. Government and Agency Securities		8.43
Liabilities less Other Assets		(2.58)

Net Assets		100.00%

Securities Sold Short
Written Call Options		(0.02)%
Common Stock		(7.78)
Auto Parts & Equipment	(0.65)
Biotechnology	(0.53)
Building Materials	(0.23)
Commercial Services	(0.08)
Entertainment	(0.73)
Food	(0.18)
Lodging	(0.12)
Mining	(2.99)
Pharmaceuticals	(0.27)
Real Estate Investment Trusts	(0.30)
Retail	(0.74)
Semiconductors	(0.96)
Convertible Corporate Bonds		(0.54)
Real Estate Investment Trust	(0.54)
Corporate Bonds		(1.74)
Household Products/Wares	(0.92)
Lodging	(0.82)
Written Put Options		(0.31)
U.S. Government and Agency Securities		(25.74)

Total Securities Sold Short		(36.13)%

Driehaus Active Income Fund
Statement of Assets and Liabilities
September 30, 2009

ASSETS:
Investment securities, at value (cost $955,626,726)	$1,052,986,042
Purchased options at value (cost $13,355,880)	9,885,800
Cash collateral held in escrow to cover short sales and swaps	4,330,000
Deposit with broker	340,985,568
Receivable for investment securities sold	2,056,451
Receivable for capital stock sold	9,452,034
Receivable for interest and dividends	8,549,417
Receivable for unrealized appreciation on open swap contracts	3,122,299
Premiums paid on open swap contracts	5,542,497
Prepaid expenses	33,532

Total assets	1,436,943,640

LIABILITIES:
Payable for investment securities sold short, at value (proceeds $339,631,377)	370,913,888
Payable for written options outstanding, at value (premiums received $3,404,809)	3,406,775
Payable for unrealized depreciation on open swap contracts	5,651,204
Payable for capital stock redeemed	1,026,995
Payable for investment securities purchased	15,267,108
Payable for interest and dividends on securities sold short	2,301,091
Premiums received on open swap contracts	1,332,296
Accrued investment advisory fees	443,023
Accrued shareholder services plan fees	120,641
Accrued administration and accounting fees	51,361
Accrued trustees’ fees	20,961
Accrued chief compliance officer fees	1,518
Accrued expenses	224,638

Total liabilities	400,761,499

NET ASSETS	$1,036,182,141

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	85,473,175

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.12

NET ASSETS CONSISTED OF THE FOLLOWING AT SEPTEMBER 30, 2009:
Paid-in capital	$898,400,031
Undistributed net investment income	77,706,256
Net unrealized appreciation / (depreciation) on
Investments	97,359,316
Purchased options	(3,470,080)
Securities sold short	(31,282,511)
Written options	(1,966)
Swap contracts	(2,528,905)

NET ASSETS	$1,036,182,141

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Statement of Operations
For the Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income	$37,540,611
Dividend income	4,296,746

Total investment income	41,837,357

EXPENSES:
Investment advisory fees	4,203,526
Custody fees	1,350,135
Administration and fund accounting fees	646,040
Shareholder services plan fees	444,372
Trustees’ fees	50,920
Audit and tax fees	50,831
Legal fees	40,667
Federal and state registration fees	40,612
Transfer agent fees and expenses	38,127
Reports to shareholders	18,011
Chief compliance officer fees	2,024
Miscellaneous	93,188

Total expenses before dividends and interest on short positions and interest expense	6,978,453

Interest on short positions	7,447,878
Dividends on short positions	494,618
Interest expense	31,675

Total expenses	14,952,624

NET INVESTMENT INCOME	26,884,733

NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain / (loss) on transactions from:
Investments	15,920,607
Foreign currency	22
Purchased options	(415,619)
Securities sold short	13,201,713
Written options	598,755
Swap contracts	5,552,186

Total realized gain/(loss) on investments	34,857,664

Change in net unrealized appreciation / (depreciation) on:
Investments	123,871,524
Purchased options	(4,199,403)
Short positions	(35,829,329)
Written options	(1,966)
Swap contracts	(4,947,179)

Total change in net unrealized appreciation/(depreciation) on investments	78,893,647

Net realized and unrealized gain on investments	113,751,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$140,636,044

See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income	$26,884,733	$7,612,462
Net realized gain on investments	34,857,664	5,555,411
Net change in unrealized appreciation / (depreciation) on investments	78,893,647	(17,863,982)

Net increase / (decrease) in net assets resulting from operations	140,636,044	(4,696,109)

DISTRIBUTIONS:
Net investment income	(2,850,202)	(748,653)
Tax return of capital	—	(677,538)

Total distributions	(2,850,202)	(1,426,191)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,059,804,828	490,937,979
Reinvested distributions	2,850,202	1,426,191
Cost of shares redeemed	(651,368,419)	(191,061,288)

Net increase from capital transactions	411,286,611	301,302,882

TOTAL INCREASE IN NET ASSETS	549,072,453	295,180,582

NET ASSETS:
Beginning of year	487,109,688	191,929,106

End of year	$1,036,182,141	$487,109,688

Undistributed net investment income	$77,706,256	$21,232,335

CAPITAL SHARE TRANSACTIONS IN SHARES:
Shares sold	98,672,505	47,542,071
Reinvested distributions	279,158	139,686
Shares redeemed	(61,398,545)	(18,493,247)

Net increase	37,553,118	29,188,510

     See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Financial Highlights
For a Fund Share Outstanding Throughout the Period

							November 8, 2005*
	Year Ended September 30,						to
	2009		2008		2007		September 30, 2006
Net asset value, beginning of period	$10.17		$10.25		$10.37		$10.00

Income from investment operations:
Net investment income	0.38		0.23		0.40		0.23

Net realized and unrealized gain (loss) on investments	1.61		(0.24)		(0.21)		0.18

Total from investment operations	1.99		(0.01)		0.19		0.41

Less distributions to shareholders from:
Net investment income	(0.04)		(0.04)		(0.31)		(0.04)
Tax return of capital	—		(0.03)		—		—

Total distributions	(0.04)		(0.07)		(0.31)		(0.04)

Net asset value, end of period	$12.12		$10.17		$10.25		$10.37

Total return	19.66%		(0.13)%		1.88%		4.16	% (1)

Supplemental data and ratios:
Net assets, end of year (in 000’s)	$1,036,182		$487,110		$191,949		$93,604

Ratio of total expenses to average net assets less waivers	1.96	% (3)	1.45	% (5)	1.17	% (7)	0.95	% (2)
Ratio of total expenses to average net assets before waivers	1.96	% (3)	1.45	% (5)	1.17	% (7)	0.98	% (2)
Ratio of net investment income to average net assets, net of waivers	3.52	% (4)	2.54	% (6)	3.86	% (8)	3.48	% (2)
Ratio of net investment income to average net assets, before waivers	3.52	% (4)	2.54	% (6)	3.86	% (8)	3.45	% (2)
Portfolio turnover rate	150%		387%		495%		363	% (1)

*	Inception.

(1)	Not Annualized.

(2)	Annualized.

(3)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

(4)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 4.56%.

(5)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.94%.

(6)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 3.05%.

(7)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.87%.

(8)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 4.16%.
See accompanying Notes to Financial Statements.

Driehaus Active Income Fund
Notes to Financial Statements
September 30, 2009
A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company, organized as a Delaware statutory trust, with seven separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of Fund shares as of June 1, 2009. The Fund seeks to provide current income and capital appreciation.
Significant Accounting Policies
The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.
Securities Valuation
Investments in securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on. Long-term fixed income securities are valued at the mean of representative quoted bid and asked price or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Short-term investments with remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser’s Pricing Committee under the direction of the Trust’s Board of Trustees.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements” (the “Fair Value Statement”), which was effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund commenced complying with the Fair Value Statement in fiscal year 2009. In April 2009, the FASB clarified the Fair Value Statement. This clarification is effective for interim and annual periods ending after June 15, 2009. The clarification expands existing financial statement footnote disclosures to include a breakout of the current Fair Value Statement chart that adds information on security types.

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
The three levels of the fair value hierarchy under the Fair Value Statement are described below:
▪	Level 1 – quoted prices for active markets for identical securities

▪	Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$37,762,312	$—	$37,762,312
Purchased Call Options	8,000	—	—	8,000
Common Stock
Auto Parts & Equipment	6,767,138	—	—	6,767,138
Mining	6,928,100	—	—	6,928,100
Real Estate Investment Trusts	3,382,540	—	—	3,382,540
Convertible Corporate Bonds	—	205,994,924	—	205,994,924
Convertible Preferred Stock
Auto Manufacturers	4,816,670	—	—	4,816,670
Banks	2,232,500	—	—	2,232,500
Mining	24,848,750	—	—	24,848,750
Corporate Bonds	—	409,071,991	—	409,071,991
Short-Term Investments	215,996,716	—	—	215,996,716
Preferred Stocks
Food	—	26,272,969	—	26,272,969
Telecommunications	—	21,567,187	—	21,567,187
Purchased Put Options	9,877,800	—	—	9,877,800
U.S. Government And Agency Securities	—	87,344,245	—	87,344,245

Total	274,858,214	788,013,628	—	1,062,871,842

	Level 1	Level 2	Level 3	Total
Liabilities
Written Call Options	(175,525)	—	—	(175,525)
Common Stock
Auto Parts & Equipment	(6,767,751)	—	—	(6,767,751)
Biotechnology	(5,449,143)	—	—	(5,449,143)
Building Materials	(2,336,152)	—	—	(2,336,152)
Commercial Services	(833,098)	—	—	(833,098)
Entertainment	(7,524,444)	—	—	(7,524,444)
Food	(1,866,714)	—	—	(1,866,714)
Lodging	(1,234,140)	—	—	(1,234,140)
Mining	(31,034,361)	—	—	(31,034,361)

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009

	Level 1	Level 2	Level 3	Total
Liabilities (continued)
Pharmaceuticals	(2,782,723)	—	—	(2,782,723)
Real Estate Investment Trusts	(3,107,070)	—	—	(3,107,070)
Retail	(7,722,485)	—	—	(7,722,485)
Semiconductors	(9,938,676)	—	—	(9,938,676)
Convertible Corporate Bond	—	(5,608,125)	—	(5,608,125)
Corporate Bonds	—	(18,040,566)	—	(18,040,566)
Written Put Options	(3,231,250)	—	—	(3,231,250)
U.S. Government And Agency Securities	—	(266,668,440)	—	(266,668,440)

Total	(84,003,532)	(290,317,131)	—	(374,320,663)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Interest Rate Swaps	—	(1,559,932)	—	(1,559,932)
Credit Default Swaps	—	3,241,228	—	3,241,228

Total Swap Contracts	$—	$1,681,296	$—	$1,681,296
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment in Securities
	Convertible			Other
	Preferred	Corporate		Financial
	Stock	Bonds	Totals	Instruments*
Beginning balance, October 1, 2008	$6,734,375	$46,750,499	$53,484,874	$—

Realized gain/(loss)	(4,109,487)	3,700,810	(408,677)	—
Changes in unrealized appreciation/depreciation	579,575	5,452,486	6,032,061	—

Net purchases (sales)	(3,204,463)	(38,818,045)	(42,022,508)	—
Transfers in/(out) of Level 3	—	(17,085,750)	(17,085,750)	—

Ending balance September 30, 2009	$—	$—	$—	$—

*	Other financial instruments are swap contracts, which are detailed in the Schedule of Investments.
These Level 3 securities were valued through consultation with brokers on September 30, 2008, in accordance with the Fund’s pricing procedures. For these Level 3 securities, brokers were consulted because the Adviser determined that quoted prices did not reflect the fair value of the security. The Level 3 rollforward does not include the impact of interest income for corporate bonds or dividends on convertible preferred stock.
Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of September 30, 2009. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009 remains subject to examination by taxing authorities.
At September 30, 2009, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$1,062,871,842

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—

Net Unrealized Appreciation/(Depreciation) on Investments	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$2,850,202	$1,426,191
Tax return of capital	—	(677,538)

Total distributions paid	$2,850,202	$748,653

As of September 30, 2009, the components of accumulated earnings (deficit) were as follows:

Undistributed ordinary income	$137,784,051
Undistributed long-term capital gains	—

Accumulated earnings	137,784,051
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation)	—

Total accumulated earnings/(deficit)	$137,784,051

Distributions to Shareholders
The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment in the timing of recognition of certain gains and losses in security transactions. The Fund has elected treatment as a trader in securities and marks to market its portfolio of securities held at the end of each taxable year for income tax reporting purposes. Consequently, any realized and unrealized

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
gain or loss on the Fund’s portfolio of securities will be recognized as ordinary income or loss for income tax reporting purposes.
Foreign Currency Translation
Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund’s valuations.
Net realized foreign exchange gains or losses which are reported by the Fund result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Fund had no portfolio hedges during the year ended September 30, 2009.
The Fund does not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Subsequent Events
In accordance with the provisions set forth in FASB’s “Subsequent Events,” adopted as of September 30, 2009, management has evaluated events or transactions through November 27, 2009, the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.
New Accounting Pronouncement
On June 30, 2009, the FASB established the FASB Accounting Standards Codification (ASC) and the Hierarchy of Generally Accepted Accounting Principles as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing, non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP, but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund’s financial statements.
Other
The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
In conjunction with the use of short sales, options, futures, options on futures or swap contracts, the Fund may be required to maintain collateral in various forms. At September 30, 2009 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures, options on futures or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At September 30, 2009 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.
B. INVESTMENTS IN DERIVATIVES
Swap Contracts
The Fund is subject to credit risk and interest rate risk exposure in the normal course of pursuing its investment objective. The Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Fund may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a floating rate and pay a fixed rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities.
Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses its swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2009, the Fund had outstanding swap agreements as listed on the Schedule of Investments.
Futures Contracts
The Fund may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of September 30, 2009, the Fund had no outstanding futures contracts. The Fund did not enter into any futures contracts for the fiscal year ended September 30, 2009.
Options Contracts
The Fund may use options contracts to hedge downside risk on its fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Fund may write covered call and put options on futures, swaps, securities or currencies the Fund owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.
The premium amount and the number of option contracts written by the Fund during the year ended September 30, 2009, were as follows:

	Number of	Premium
	Contracts	Amount
Options outstanding at September 30, 2008	—	$—
Options written	7,515	4,725,731
Options closed	(2,944)	(747,393)
Options expired	(2,570)	(573,529)

Options outstanding at September 30, 2009	2,001	$3,404,809

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2009, the Fund had outstanding options as listed on the Schedule of Investments.
Derivative Investment Holdings Categorized by Risk Exposure
In March 2008, FASB issued “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement is effective for interim periods beginning after November 15, 2008 and has been adopted by the Fund as of September 30, 2009. The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of September 30, 2009:

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value

Credit contracts	Receivable for unrealized appreciation on open swap contracts	$3,122,299	Payable for unrealized depreciation on open swap contracts	$4,091,272

Equity contracts	Options at value	9,885,800	Payable for written options outstanding, at value	3,406,775

Interest rate contracts	N/A	N/A	Payable for Unrealized depreciation on swap transactions	1,559,932

Total		$13,008,099		$9,057,979

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
The following tables set forth by primary risk exposure of the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended September 30, 2009:

Amount of realized gain/(loss) on derivatives
	Purchased	Written
Risk exposure category	Options	Options	Swaps	Total

Credit contracts	$—	$—	$6,470,572	$6,470,572

Equity contracts	(415,619)	598,755	—	183,136

Interest rate contracts	—	—	(918,386)	(918,386)

Total	$(415,619)	$598,755	$5,552,186	$5,735,322

Change in unrealized appreciation/(depreciation) on derivatives
	Purchased	Written
Risk exposure category	Options	Options	Swaps	Total

Credit contracts	$—	$—	$(4,581,120)	$(4,581,120)

Equity contracts	(4,199,403)	(1,966)	—	$(4,201,369)

Interest rate contracts	—	—	(366,059)	$(366,059)

Total	$(4,199,403)	$(1,966)	$(4,947,179)	$(9,148,548)

The gross notional amount of swap contracts and the number of option contracts as of September 30, 2009 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts was $136,950,000 for the year ended September 30, 2009. The quarterly average number of purchased option contracts was 28,993 for the year ended September 30, 2009. The fair value of such contracts at September 30, 2009 is set forth in the table above.
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.
DCM serves as the Fund’s investment adviser. In return for its services to the Fund, the Fund pays the Adviser an annual management fee on a monthly basis of 0.55% of average net assets. Prior to April 3, 2009, Lotsoff Capital Management served as the investment adviser to the Acquired Fund and from April 3, 2009 through May 31, 2009, DCM served as the investment adviser to the Acquired Fund pursuant to an interim advisory contract. The Acquired Fund paid the investment advisers an annual management fee on a monthly basis of 0.55% of average net assets.
DCM has entered into a written agreement to cap the Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 1.00% of average daily net assets until at least May 31, 2010. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
expense ratio remains below the operating expense cap. For the period, June 1, 2009 through September 30, 2009, DCM did not waive any fees pursuant to this agreement.
The total amount accrued for investment advisory fees during the year ended September 30, 2009 was $4,203,526, of which $443,023 was payable to DCM at September 30, 2009.
DS LLC is the Fund’s distributor. DS LLC does not earn any compensation from the Fund for these services. DS LLC has entered into a Fee Reimbursement Agreement with the Fund. Under this agreement, the Fund reimburses DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Fund. Currently, the amount to be reimbursed will not exceed 0.15% of the average daily net assets held by such intermediaries. For the year ended September 30, 2009, the Fund owes $3,302 in reimbursements to DS LLC under this agreement, which are included in accrued shareholder services plan fees on the Statement of Assets and Liabilities.
Certain officers of the Trust are also officers of DCM and DS LLC. The Fund pays a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Fund during the year ended September 30, 2009.
UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Fund’s administrative and accounting agent. In compensation for these services, UMBFS receives the larger of a monthly minimum fee or a monthly fee based upon the Fund’s average net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Fund. For these services, UMBFS receives a monthly fee based in part on shareholder processing activity during the month.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding options, futures, short-term securities and U.S. government obligations) for the Fund for the year ended September 30, 2009, were as follows:

Purchases	$1,059,121,653
Sales	$815,464,798
The aggregate purchases and sales of U.S. government obligations for the Fund for the year ended September 30, 2009, were as follows:

Purchases	$183,829,876
Sales	$117,879,499
E. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At September 30, 2009, the Fund held restricted securities as denoted on the Schedule of Investments.
F. PRINCIPAL SHAREHOLDER
As of September 30, 2009, the Fund had a shareholder that holds 96.7% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund. The shareholder is a registered investment adviser providing advisory services to a variety of individual and institutional clients. The Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Fund at any time.

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
September 30, 2009
In addition, the Fund has a Shareholder Servicing Agreement (the “Agreement”) in place with this shareholder. Under the terms of this Agreement, the Fund makes payments for services provided on behalf of the Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Fund may request. The Fund’s Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets; however, currently the Board of Trustees of the Trust has limited payment to 0.15% of average daily net assets for this Agreement. For the year ended September 30, 2009 the Fund had expenses of $435,265 under the terms of this Agreement with this shareholder.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Driehaus Active Income Fund:
We have audited the accompanying statement of assets and liabilities of Driehaus Active Income Fund (the Fund), including the schedule of investments, as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights in the three year period ended September 30, 2008 were audited by another independent registered public accounting firm whose report dated November 26, 2008 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.
We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus Active Income Fund at September 30, 2009, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 27, 2009

Interested and Independent Trustees of the Trust
The following table sets forth certain information with respect to the Trustees of the Trust.

	Position(s)	Term of Office
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served**	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum.

INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust
The following table sets forth certain information with respect to the other officers of the Trust.

Position(s)
Name, Address and Year	Held with the	Length of
of Birth	Trust	Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003 to 2007.

Jeannette L. Lewis 25 East Erie Street Chicago, IL 60611 YOB: 1963	Assistant Secretary	Since 2008	Assistant Secretary of the Adviser and Distributor since 2008; Assistant General Counsel of the Adviser and Distributor since 2007; and, from June 2004 through June 2007, Associate Regional Director (Investment Management Examination Program) of the Chicago Regional Office of the U.S. Securities and Exchange Commission, where she had positions of increasing responsibility in both enforcement and regulation since 1988.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007; Sr. Project Specialist, PNC from 2000-2004.
The Statement of Additional Information for the Fund contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

Driehaus Active Income Fund
Expense Example
     As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending September 30, 2009.
Actual Expenses
     The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses paid during
	account value	account value	the period ended
	April 1, 2009	September 30, 2009	September 30, 2009*

Actual Example	$1,000.00	$1,152.10	$10.95

Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,014.83	$10.25

*	Expenses are equal to the Fund’s annualized expense ratio of 2.03% for the six-month period multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365 to reflect the half-year period.

Board Considerations in Connection with the Approval of the Investment Advisory Agreement
     The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Active Income Fund (the “New Fund”) on April 6, 2009. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.
     Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. In addition, the Board considered that the New Fund will employ the same management team that managed the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) from 2007 to 2009 and concluded that the performance of the Predecessor Fund was satisfactory.
     On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.
     Fees. The Board considered the New Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared them to fees and expenses of the Predecessor Fund and to a peer group based on data compiled from Lipper Inc. as of the fiscal year end of each fund in the peer group. The Board noted that the New Fund’s advisory fee rate will be the same as the Predecessor Fund and the New Fund’s advisory fee would be in the 26th percentile of its peer group. The Board also considered that the Adviser will reimburse the New Fund for expenses in excess of 1.00% of net assets for the first year of operations. The Board also considered the fact that the Adviser has agreed to absorb the organizational costs of the New Fund. In addition, the Board considered the New Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to another account managed by the Adviser with similar objectives and policies as the New Fund and noted that the advisory fee rate for this account was higher than the New Fund’s proposed advisory fee. The Board also considered the estimated expense ratio of the New Fund after reaching the first year projected asset level and the competitiveness of the expense ratio to the New Fund’s peer group.
     On the basis of the information provided, the Board concluded that the proposed advisory fee and estimated expense ratio were reasonable and appropriate in light of the quality of services to be provided by the Adviser.
     Profitability. The Board considered certain financial information for the Adviser and investments made by the Adviser to build its investment, legal and compliance teams. The Board considered the undertaking by the Adviser to assume New Fund organizational expenses as well as to reimburse New Fund expenses exceeding a 1.00% cap for a one-year period, in determining that any anticipated profits would not be unreasonable.
     Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the New Fund and whether the New Fund will benefit from any economies of scale. The Board accepted the Adviser’s conclusion that the Adviser will not experience any economies of scale in connection with its services to the New Fund in its first few years of operations.
     Other Benefits to the Adviser and its Affiliates. The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates, including benefits to the Adviser related to soft dollar allocations. The Board noted that currently the Adviser’s affiliated broker- dealer is not expected to execute any portfolio transactions for the New Fund. The Board concluded that the proposed advisory fee was reasonable in light of the anticipated fall-out benefits.
     Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the New Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Renewal of the Investment Advisory Agreement
     The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Active Income Fund (“DAIF”) in September 2009. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.
     Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. In addition, the Board reviewed DAIF’s performance, including that of its predecessor fund (which was reorganized into DAIF on June 1, 2009), given that DAIF employs the same management team that managed the predecessor fund from 2007 to 2009. The Board noted the limitations to comparing the performance of DAIF to a peer group of funds compiled from Morningstar, Inc. and Lipper Inc., independent providers of mutual fund data, given the investment strategies of the Fund. The Board compared DAIF’s performance to peer groups of funds and to a benchmark index for the year-to-date, 1- and 3-year periods ended June 30, 2009. The Board also considered whether investment results were consistent with the Fund’s investment objective and policies. The Board concluded that performance was satisfactory.
     On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.
     Fees. The Board considered DAIF’s advisory fee, operating expenses and total expense ratio, and compared them to a peer group based on data compiled from Lipper Inc. as of the fiscal year end of each fund in the peer group. The Board noted that DAIF’s annual advisory fee rate of 0.55% is in the 31st percentile of this peer group (1st percentile being the highest fee). The Board also considered that the Adviser agreed to reimburse DAIF’s expenses (excluding dividends and interest on short sales) in excess of 1.00% of net assets for its first year of operations. In addition, the Board considered DAIF’s advisory fee rate as compared to fees charged by the Adviser to another account managed by the Adviser with similar objectives and policies as DAIF and noted that DAIF’s advisory fee is lower than the advisory fee rate for this other account. In considering the reasonableness of the advisory fee, the Board took into account the substantial human and technological resources devoted to investing for the Fund and the limited capacity of the investment style. The Board also noted that the Fund does not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Fund without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders. The Board also considered that for the nine months ended June 30, 2009, DAIF’s expense ratio was in the 48th percentile.
     On the basis of the information provided, the Board concluded that the advisory fee was reasonable and appropriate in light of the quality of services provided by the Adviser.
     Profitability. The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of DAIF. The Board considered the estimated costs to the Adviser of managing DAIF. The Board concluded that, based on the projected profitability estimated for DAIF, the advisory fee appeared to be reasonable.
     Economies of Scale. The Board considered whether there are economies of scale with respect to the management of DAIF and whether DAIF benefits from any economies of scale. Given the size of the Fund and the capacity constraints of the investment style, the Board concluded that the advisory fee rate under the Agreement is reasonable and reflects an appropriate sharing of any such economies of scale.
     Other Benefits to the Adviser and its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that currently the Adviser’s affiliated broker-dealer does not execute any portfolio transactions for DAIF. The Board noted that there are no benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fee was reasonable in light of any fall-out benefits.
     Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for DAIF were fair and reasonable and that the continuation of the Agreement is in the best interests of DAIF. No single factor was determinative in the Board’s analysis.

Driehaus Active Income Fund
Other Information
PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
     A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Fund’s website at http://www.driehaus.com.
     Information regarding how the Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. The Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP is the independent registered public accounting firm for the Fund. Prior to the reorganization of the Acquired Fund into the Fund, Deloitte & Touche LLP served as the independent registered public accounting firm for the Acquired Fund. During the two most recent fiscal years, Deloitte & Touche LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Acquired Fund and Deloitte & Touche LLP on the accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their report.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, File Number 811-07655, on March 4, 2009, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
The Driehaus Active Income Fund commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund, therefore no information is provided in Item 4 for a prior fiscal year.
(a)	Audit Fees
For the fiscal year ended September 30, 2009, Ernst & Young LLP, the Driehaus Active Income Fund’s principal accountant (“E&Y”), billed the registrant $45,000 for professional services rendered for the audit of the Driehaus Active Income Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b)	Audit-Related Fees
For the fiscal year ended September 30, 2009, E&Y billed the Driehaus Active Income Fund $0 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the Driehaus Active Income Fund’s investment adviser (“DCM”), or Driehaus Securities LLC, the Driehaus Active Income Fund’s

distributor (“DS”), entered into with E&Y for fiscal year 2009, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the Driehaus Active Income Fund’s operations and financial reporting.
(c)	Tax Fees
For the fiscal year ended September 30, 2009, E&Y billed the Driehaus Active Income Fund $5,500 for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of the review of the Driehaus Active Income Fund’s income tax return and tax distribution requirements. The Audit Committee pre-approved all tax services that E&Y provided to the Fund.
For fiscal year 2009, E&Y provided no tax services to DCM or DS that were for engagements directly related to the Driehaus Active Income Fund’s operations and financial reporting.
(d)	All Other Fees
For the fiscal year ended September 30, 2009, E&Y billed the registrant $0 for products and services provided, other than the services reported above.
For fiscal year 2009, E&Y provided no other services to DCM or DS that were for engagements directly related to the Driehaus Active Income Fund’s operations and financial reporting.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Non-Audit Fees
For the fiscal year ended September 30, 2009, E&Y billed the Driehaus Active Income Fund $5,500 in aggregate non-audit fees. These fees were for the tax services described above. For the fiscal year ended September 30, 2009, E&Y billed DCM and DS $0 and $0, respectively, in aggregate non-audit fees.
(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 4, 2009 (Accession No. 0000950137-09-001484) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Driehaus Mutual Funds
By (Signature and Title)*	/s/ Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date December 4, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date December 4, 2009

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date December 4, 2009

*	Print the name and title of each signing officer under his or her signature.